EXHIBIT 99.1

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
Equity One 2003-2                               Wachovia  Securities  is the trade  name
Term                                            under   which    Wachovia    Corporation
                                                conducts its investment banking, capital
          Net Wac Cap AF-1                      markets  and  institutional   securities
          Pool WAC                              business through First Union Securities,
                                                Inc.  ("FUSI"),  member NYSE, NASD, SIPC
          Static Libor Libor+500  Libor=20      and through  other bank and non-bank and
        1     8.97%      8.97%     8.97%        broker-dealer  subsidiaries  of Wachovia
        2     7.24%      7.24%     7.24%        Corporation.  This  report  is for  your
        3     7.48%      7.48%     7.48%        information  only and is not an offer to
        4     7.24%      7.24%     7.24%        sell, or a  solicitation  of an offer to
        5     7.24%      7.24%     7.24%        buy, the securities or instruments named
        6     7.48%      7.48%     7.48%        or described in this report.  Interested
        7     7.24%      7.24%     7.24%        parties   are  advised  to  contact  the
        8     7.48%      7.48%     7.48%        entity  with  which  they  deal,  or the
        9     7.24%      7.24%     7.24%        entity  that  provided  this  report  to
       10     7.24%      7.24%     7.24%        them,    if    they    desire    further
       11     7.74%      7.74%     7.74%        information.  The  information  in  this
       12     7.24%      7.24%     7.24%        report has been obtained or derived from
       13     7.48%      7.48%     7.48%        sources    believed   by   First   Union
       14     7.24%      7.24%     7.24%        Securities,  Inc.  to be  reliable,  but
       15     7.48%      7.48%     7.48%        First Union  Securities,  Inc.  does not
       16     7.24%      7.24%     7.24%        represent   that  this   information  is
       17     7.24%      7.24%     7.24%        accurate or  complete.  Any  opinions or
       18     7.48%      7.48%     7.48%        estimates   contained   in  this  report
       19     7.24%      7.24%     7.24%        represent  the  judgement of First Union
       20     7.48%      7.48%     7.49%        Securities,  Inc. at this time,  and are
       21     7.24%      7.26%     7.26%        subject to change without notice.  First
       22     7.24%      7.27%     7.27%        Union    Securities,    Inc.,   or   its
       23     8.16%      9.07%     9.07%        affiliates may from time to time provide
       24     7.37%      8.19%     8.19%        advice with respect to,  acquire,  hold,
       25     7.62%      8.46%     8.46%        or  sell a  position  on the  securities
       26     7.37%      8.19%     8.19%        mentioned herein.
       27     7.62%      8.47%     8.47%
       28     7.37%      8.20%     8.20%
       29     7.37%      8.55%     8.56%
       30     7.62%      8.84%     8.84%
       31     7.37%      8.55%     8.55%
       32     7.61%      8.83%     8.84%
       33     7.37%      8.56%     8.56%
       34     7.37%      8.56%     8.56%
       35     8.16%      9.72%     9.89%
       36     7.37%      8.77%     8.93%
       37     7.62%      9.06%     9.22%
       38     7.37%      8.77%     8.92%
       39     7.62%      9.06%     9.23%
       40     7.37%      8.77%     8.93%
       41     7.37%      8.89%     9.09%
       42     7.61%      9.18%     9.39%
       43     7.37%      8.88%     9.08%
       44     7.61%      9.17%     9.38%
       45     7.37%      8.87%     9.08%
       46     7.37%      8.87%     9.08%
       47     8.16%      9.82%    10.00%
       48     7.37%      8.86%     9.14%
       49     7.61%      9.15%     9.44%
       50     7.37%      8.85%     9.13%
       51     7.61%      9.14%     9.43%
       52     7.36%      8.84%     9.12%
       53     7.36%      8.84%     9.12%
       54     7.61%      9.12%     9.42%
       55     7.36%      8.82%     9.11%
       56     7.61%      9.11%     9.41%
       57     7.36%      8.81%     9.10%
       58     7.36%      8.81%     9.09%
       59     7.87%      9.41%     9.71%
       60     7.36%      8.79%     9.08%
       61     7.61%      9.08%     9.37%
       62     7.36%      8.78%     9.06%
       63     7.60%      9.07%     9.36%
       64     7.36%      8.77%     9.05%
       65     7.36%      8.76%     9.04%
       66     7.60%      9.05%     9.34%
       67     7.36%      8.75%     9.03%
       68     7.60%      9.04%     9.32%

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Equity One 2002-3, Term                 -CONFIDENTIAL-

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       69     7.36%      8.74%     9.01%
       70     7.36%      8.73%     9.01%
       71     8.14%      9.66%     9.96%
       72     7.36%      8.72%     8.99%
       73     7.60%      9.01%     9.29%
       74     7.35%      8.71%     8.98%
       75     7.60%      8.99%     9.27%
       76     7.35%      8.70%     8.97%
       77     7.35%      8.69%     8.96%
       78     7.60%      8.98%     9.25%
       79     7.35%      8.68%     8.95%
       80     7.60%      8.96%     9.24%
       81     7.35%      8.67%     8.93%
       82     7.35%      8.66%     8.93%
       83     8.14%      9.59%     9.88%
       84     7.35%      8.65%     8.91%
       85     7.59%      8.94%     9.20%
       86     7.35%      8.64%     8.90%
       87     7.59%      8.92%     9.19%
       88     7.35%      8.63%     8.89%
       89     7.35%      8.63%     8.88%
       90     7.59%      8.91%     9.17%
       91     7.35%      8.61%     8.87%
       92     7.59%      8.90%     9.16%
       93     7.35%      8.60%     8.86%
       94     7.35%      8.60%     8.85%


Equity One 2002-3, Term                 -CONFIDENTIAL-